Exhibit 4.1

HSBC HOLDINGS PLC,

as Issuer

THE BANK OF NEW YORK MELLON, LONDON BRANCH,

as Trustee

HSBC BANK USA, NATIONAL ASSOCIATION,

as Paying Agent, Registrar and Calculation Agent

FIRST SUPPLEMENTAL INDENTURE

Dated as of March 8, 2016

To the Senior Indenture, dated as of August 26, 2009,

among the Issuer, the Trustee and the Paying Agent, Registrar and Exchange Rate Agent

$3,000,000,000 3.400% Senior Unsecured Notes due 2021

$3,000,000,000 4.300% Senior Unsecured Notes due 2026

$1,000,000,000 Floating Rate Senior Unsecured Notes due 2021

EXHIBIT A-1 – Form of 3.400% Global Security	A-1
EXHIBIT A-2 – Form of 4.300% Global Security	A-12
EXHIBIT B – Form of Floating Rate Global Security	B-1

i

FIRST SUPPLEMENTAL INDENTURE, dated as of March 8, 2016 (this “Supplemental Indenture”), by and among HSBC Holdings plc, a public limited company duly organized and existing under the laws of England and Wales (the “Company”), having its principal office at 8 Canada Square, London E14 5HQ, England, The Bank of New York Mellon, London Branch, a New York banking corporation, as trustee (the “Trustee”), having its principal corporate trust office at 101 Barclay Street, Floor 7-East, New York, New York 10286, and HSBC Bank USA, National Association, as Paying Agent, Registrar and Calculation Agent (together, the “Agent”), having its principal office at 452 Fifth Avenue, New York, New York 10018.

W I T N E S S E T H:

WHEREAS, the Company, the Trustee and the Agent have executed and delivered an indenture dated as of August 26, 2009 (the “Base Indenture” and, together with this Supplemental Indenture, the “Indenture”), to provide for the issuance of the Company’s Debt Securities;

WHEREAS, Section 9.01(4) of the Base Indenture provides that the Company and the Trustee may, without the consent of Holders, enter into a supplemental indenture to change or eliminate any of the provisions of the Base Indenture that shall be effective only with respect to any series of Debt Securities created subsequent to the execution of such supplemental indenture;

WHEREAS, Section 9.01(5) of the Base Indenture provides that the Company and the Trustee may enter into a supplemental indenture to establish the forms or terms of the Debt Securities of any series without the consent of Holders as permitted under Sections 2.01 and 3.01 of the Base Indenture;

WHEREAS, the Company desires to amend and supplement certain provisions of the Base Indenture to apply to all series of Debt Securities under the Base Indenture created as of or after the date hereof, including the Notes (as defined below);

WHEREAS, the Company desires to issue three series of Debt Securities under the Base Indenture (as supplemented and amended by this Supplemental Indenture),the $3,000,000,000 3.400% Senior Unsecured Notes due 2021 (such series of Debt Securities, the “2021 Fixed Rate Notes”), the $3,000,000,000 4.300% Senior Unsecured Notes due 2026 (such series of Debt Securities, the “2026 Fixed Rate Notes” and, together with the 2021 Fixed Rate Notes, the “Fixed Rate Notes”) and the $1,000,000,000 Floating Rate Senior Unsecured Notes due 2021 (such series of Debt Securities, the “Floating Rate Notes” and, together with the Fixed Rate Notes, the “Notes”), each such series to be issued pursuant to this Supplemental Indenture;

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and binding instrument in accordance with the terms of the Base Indenture have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, each party agrees as follows for the benefit of the other parties and the equal and ratable benefit of the Holders.

ARTICLE 1

DEFINITIONS

SECTION 1.01. Definition of Terms. For all purposes of this Supplemental Indenture:

(a) capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Base Indenture;

(b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c) the singular includes the plural and vice versa;

(d) the use of “or” is not intended to be exclusive unless expressly indicated otherwise;

(e) the section headings herein are for convenience only and shall not affect the construction of this Supplemental Indenture;

(f) wherever the words “include,” “includes” or “including” are used in this Supplemental Indenture, they shall be deemed to be followed by the words “without limitation”; and

(g) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

SECTION 1.02. Supplemental Definitions. The following definitions shall apply to the Notes only:

(a) “2021 Fixed Rate Notes” has the meaning set forth in the recitals to this Supplemental Indenture;

(b) “2026 Fixed Rate Notes” has the meaning set forth in the recitals to this Supplemental Indenture;

(c) “Agent” has the meaning set forth in the introduction to this Supplemental Indenture;

(d) Calculation Agent” means HSBC Bank USA, National Association, or its successor appointed by the Company pursuant to the Calculation Agent Agreement;

(e) “Calculation Agent Agreement” means the calculation agent agreement dated as of March 8, 2016 between the Company and the Calculation Agent;

(f) “Company” has the meaning set forth in the introduction to this Supplemental Indenture;

(g) “FATCA” means (i) sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended or any associated regulations or other official guidance; (ii) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of clause (i); or (iii) any agreement pursuant to the implementation of clauses (i) or (ii) with the U.S. Internal Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction;

(h) “Fixed Rate Interest Payment Date” has the meaning set forth in clause (d) of Section 2.01 of this Supplemental Indenture;

(i) “Fixed Rate Notes” has the meaning set forth in the recitals to this Supplemental Indenture;

(j) “Floating Rate Interest Determination Date” means the second London Banking Day preceding the applicable Floating Rate Interest Reset Date; provided that the first Floating Rate Interest Determination Date is March 4, 2016;

(k) “Floating Rate Interest Payment Date” has the meaning set forth in clause (d) of Section 2.02 of this Supplemental Indenture;

(l) “Floating Rate Interest Period” means the period beginning on (and including) a Floating Rate Interest Payment Date and ending on (but excluding) the next succeeding Floating Rate Interest Payment Date; provided that the first Floating Rate Interest Period shall begin on March 8, 2016 and shall end on (but exclude) June 8, 2016;

(m) “Floating Rate Interest Reset Date” means every March 8, June 8, September 8 and December 8 of each year, commencing on June 8, 2016; provided that the interest rate in effect from (and including) March 8, 2016 to (but excluding) the first Floating Rate Interest Reset Date shall be the Initial Floating Interest Rate;

(n) “Floating Rate Notes” has the meaning set forth in the recitals to this Supplemental Indenture;

(o) “Floating Rate Notes Maturity” has the meaning set forth in clause (c) of Section 2.02 of this Supplemental Indenture;

(p) “Initial Floating Interest Rate” has the meaning set forth in clause (a) of Section 3.01 of this Supplemental Indenture;

(q) “LIBOR” means the three-month Dollar London interbank offered rate;

(r) “London Banking Day” means any day on which dealings in Dollars are transacted in the London interbank market;

(s) “London Reference Banks” has the meaning set forth in clause (a)(ii) of Section 3.02 of this Supplemental Indenture;

(t) “Notes” has the meaning set forth in the recitals to this Supplemental Indenture;

(u) “Reference Banks” has the meaning set forth in clause (a)(ii) of Section 3.02 of this Supplemental Indenture;

(v) “Reuters Page LIBOR01” means the display that appears on Reuters Page LIBOR01 or any page as may replace such page on such service (or any successor service) for the purpose of displaying LIBOR of major banks for Dollars; and

(w) “Trustee” has the meaning set forth in the introduction to this Supplemental Indenture.

ARTICLE 2

THE NOTES

SECTION 2.01. Terms Specific to the Fixed Rate Notes.

The following terms relating to the Fixed Rate Notes are hereby established:

(a) the title of the 2021 Fixed Rate Notes and the 2026 Fixed Rate Notes shall be “3.400% Senior Unsecured Notes due 2021” and “4.300% Senior Unsecured Notes due 2026,” respectively;

(b) the aggregate principal amount of the 2021 Fixed Rate Notes and the 2026 Fixed Rate Notes that may be authenticated and delivered under the Indenture shall not initially exceed $3,000,000,000 and $3,000,000,000, respectively (in each case, except as otherwise provided in the Indenture);

(c) the principal on the 2021 Fixed Rate Notes and the 2026 Fixed Rate Notes shall be payable on March 8, 2021 and on March 8, 2026, respectively; and

(d) interest on the 2021 Fixed Rate Notes shall be payable semi-annually at a rate of 3.400% per annum. Interest on the 2026 Fixed Rate Notes shall be payable semi-annually at a rate of 4.300% per annum. Interest on the Fixed Rate Notes shall be payable in arrear on March 8 and September 8 of each year, beginning on September 8, 2016 (each, a “Fixed Rate Interest Payment Date”). The Regular Record Dates for the Fixed Rate Notes shall be the 15th calendar day preceding each Fixed Rate Interest Payment Date, whether or not a Business Day. Interest on the Notes shall be calculated as contemplated by Section 3.10 of the Base Indenture.

SECTION 2.02. Terms Specific to the Floating Rate Notes.

The following terms relating to the Floating Rate Notes are hereby established:

(a) the title of the Floating Rate Notes shall be “Floating Rate Senior Unsecured Notes due 2021”;

(b) the aggregate principal amount of the Floating Rate Notes that may be authenticated and delivered under the Indenture shall not initially exceed $1,000,000,000 (except as otherwise provided in the Indenture);

(c) the principal on the Floating Rate Notes shall be payable on March 8, 2021 (“Floating Rate Notes Maturity”);

(d) interest on the Floating Rate Notes shall be payable quarterly at a rate per annum determined in accordance with Article Three of this Supplemental Indenture. Interest on the Floating Rate Notes shall be payable in arrear on March 8, June 8, September 8 and December 8 of each year, beginning on June 8, 2016 (each, a “Floating Rate Interest Payment Date”); and

(e) the Regular Record Dates for the Floating Rate Notes shall be the 15th calendar day preceding each Floating Rate Interest Payment Date, whether or not a Business Day. Notwithstanding Section 3.10 of the Base Indenture, interest on the Floating Rate Notes shall be calculated on the basis of the actual number of days in each Floating Rate Interest Period, assuming a 360-day year.

SECTION 2.03. Terms Specific to each Series of Notes.

The following terms relating to each series of Notes are hereby established:

(a) the Notes shall be issued on March 8, 2016;

(b) principal of, and any interest on, the Notes shall be paid to the Holder through the Agent in its capacity as Paying Agent, having offices in New York City, New York;

(c) the Notes shall not be redeemable except as provided in Article Eleven of the Base Indenture. The Notes shall not be redeemable at the option of the Holders at any time;

(d) the Notes are not issued as Discount Debt Securities or as Indexed Securities and are not subject to a Solvency Condition;

(e) the Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision;

(f) the Notes shall be issued only in denominations of $200,000 and integral multiples of $1,000 in excess thereof;

(g) the Notes shall be denominated in Dollars;

(h) the payment of principal of, and interest on, the Notes shall be payable only in the coin or currency in which the Notes are denominated which, pursuant to clause (g) above, shall be Dollars;

(i) the Notes shall not be converted into or exchanged at the option of the Company or otherwise for stock or other securities of the Company pursuant to Article Twelve of the Base Indenture;

(j) the Notes shall be issued in the form of one or more global securities in registered form, without coupons attached, and the initial Holder with respect to each such global security shall be Cede & Co., as nominee of DTC;

(k) except in limited circumstances, the Notes will not be issued in definitive form;

(l) the forms of Notes shall be evidenced by one or more global securities in registered form substantially in the form of Exhibit A-1, Exhibit A-2 and Exhibit B, as applicable, to this Supplemental Indenture; and

(m) to the fullest extent permitted by law, the Holders and the Trustee in respect of any claims of such Holders to payment of any principal, premium or interest in respect of the Notes, by their acceptance of the Notes, shall be deemed to have waived any right of set-off or counterclaim that such Holders or, as the case may be, the Trustee in such respect, might otherwise have.

ARTICLE 3

INTEREST CALCULATION IN RESPECT OF THE FLOATING RATE NOTES

SECTION 3.01. Interest Rate.

(a) The initial interest rate on the Floating Rate Notes for the first Floating Rate Interest Period shall be equal to LIBOR, as determined on March 4, 2016, plus 2.24% per annum (the “Initial Floating Interest Rate”). Thereafter, the interest on the Floating Rate Notes for any Floating Rate Interest Period shall be LIBOR, as determined by the Calculation Agent on the applicable Floating Rate Interest Determination Date, plus 2.24% per annum;

(b) The interest on the Floating Rate Notes shall be reset quarterly on each Floating Rate Interest Reset Date.

Notwithstanding Section 1.13 of the Base Indenture, if any scheduled Floating Rate Interest Reset Date or Floating Rate Interest Payment Date (other than the Floating Rate Notes Maturity) is not a Business Day, such Floating Rate Interest Reset Date and Floating Rate Interest Payment Date shall be postponed to the next day that is a Business Day; provided that if that Business Day falls in the next succeeding calendar month, such Floating Rate Interest Reset Date and Floating Rate Interest Payment Date shall be the immediately preceding Business Day. If any such Floating Rate Interest Payment Date (other than the Floating Rate Notes Maturity) is postponed or brought forward as described above, the payment of interest due on such postponed or brought forward Floating Rate Interest Payment Date shall include interest accrued to but excluding such postponed or brought forward Floating Rate Interest Payment Date. If the scheduled Floating Rate Notes Maturity or date of redemption or repayment of the Floating Rate Notes is not a Business Day, the Company may pay interest and principal on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after the scheduled Floating Rate Notes Maturity or date of redemption or repayment of the Floating Rate Notes.

SECTION 3.02. Calculation Agent.

(a) LIBOR shall be determined by the Calculation Agent in accordance with the following provisions:

Notwithstanding Section 1.13 of the Base Indenture, if any scheduled Floating Rate Interest Reset Date or Floating Rate Interest Payment Date (other than the Floating Rate Notes Maturity) is not a Business Day, such Floating Rate Interest Reset Date and Floating Rate Interest Payment Date shall be postponed to the next day that is a Business Day; provided that if that Business Day falls in the next succeeding calendar month, such Floating Rate Interest Reset Date and Floating Rate Interest Payment Date shall be the immediately preceding Business Day. If any such Floating Rate Interest Payment Date (other than the Floating Rate Notes Maturity) is postponed or brought forward as described above, the payment of interest due on such postponed or brought forward Floating Rate Interest Payment Date shall include interest accrued to but excluding such postponed or brought forward Floating Rate Interest Payment Date.

(ii) With respect to any Floating Rate Interest Determination Date on which no rate appears on Reuters Page LIBOR01, the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected and identified by the Company (the “London Reference Banks”), to provide its offered quotation (expressed as a percentage per annum) for deposits in Dollars for the period of three months, commencing on the related Floating Rate Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Floating Rate Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Floating Rate Interest Determination Date shall be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Floating Rate Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the City of New York, on the Floating Rate Interest Determination Date by three major banks in the City of New York, as selected and identified by us (together with the London Reference Banks, the “Reference Banks”), for loans in Dollars to leading European banks, for a period of three months, commencing on the related Floating Rate Interest Reset Date, and in a principal amount that is representative for a single transaction in Dollars in that market at that time. If at least two such rates are so provided, LIBOR on the Floating Rate Interest Determination Date shall be the arithmetic mean of such rates. If fewer than two such rates are so provided, LIBOR on the Floating Rate Interest Determination Date shall be LIBOR in effect with respect to the immediately preceding Floating Rate Interest Determination Date or, in the case of the initial Floating Rate Interest Determination Date, the Initial Floating Interest Rate.

(b) All percentages resulting from any calculation of any interest rate on the Floating Rate Notes shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward, and all Dollar amounts shall be rounded to the nearest cent, with one-half cent being rounded upward.

(c) All determinations and any calculations made by the Calculation Agent for the purposes of calculating the applicable interest on the Floating Rate Notes shall be conclusive and binding on the Holders, the Company, the Trustee and the Paying Agent, absent manifest error. The Calculation Agent shall not be responsible to the Company, the Holders or any third party for any failure of the Reference Banks to provide quotations as requested of them or as a result of the Calculation Agent having acted on any quotation or other information given by any Reference Bank which subsequently may be found to be incorrect or inaccurate in any way.

ARTICLE 4

AMENDMENTS TO THE BASE INDENTURE

APPLICABLE TO ALL SERIES OF DEBT SECURITIES ISSUED ON OR AFTER

THE DATE OF THIS SUPPLEMENTAL INDENTURE

SECTION 4.01. Definitions.

(a) Financial Services Authority. All references to the “Financial Services Authority” in the Base Indenture are amended and replaced with “UK Prudential Regulation Authority or any successor entity.”

(b) Business Day. Article One of the Base Indenture is amended by amending and restating the definition of “Business Day” in Section 1.01 in its entirety, which shall read as follows:

“Business Day” means a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England, and in New York City, New York.

(c) Article One of the Base Indenture is amended by adding the following definitions to Section 1.01, which shall read as follows:

“Amounts Due” means the principal amount of, and any accrued but unpaid interest, including any Additional Amounts, on, a Debt Security. References to Amounts Due shall include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

“Banking Act” means the UK Banking Act 2009, as amended.

“BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended from time to time.

“HSBC Group” means the Company together with its subsidiary undertakings.

“PRA” means the UK Prudential Regulation Authority or any successor entity.

“Regulated Entity” means any BRRD Undertaking as such term is defined under the PRA Rulebook promulgated by the PRA, as amended from time to time, which includes certain credit institutions, investment firms, and certain of their parent or holding companies.

“Relevant UK Resolution Authority” means any authority with the ability to exercise a UK Bail-in Power.

“UK Bail-in Power” means any write-down, conversion, transfer, modification, or suspension power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the United Kingdom, relating to the transposition of the BRRD, including but not limited to the Banking Act and the instruments, rules and standards created thereunder, pursuant to which (i) any obligation of a Regulated Entity (or other affiliate of such Regulated Entity) can be reduced, cancelled, modified, or converted into shares, other securities, or other obligations of such Regulated Entity or any other person (or suspended for a temporary period); and (ii) any right in a contract governing an obligation of a Regulated Entity may be deemed to have been exercised.

SECTION 4.02. Compensation and Reimbursement. Article Six of the Base Indenture is amended by adding clauses (4), (5) and (6) to Section 6.07, which shall read as follows:

(4) any and all amounts due and owing to the Trustee pursuant to this Section 6.07 shall be payable within six days of the date on which the Trustee can demand payment;

(5) to the extent that (x) the Company’s obligations to reimburse and indemnify the Trustee (and each Agent and other Person employed to act under the Indenture) pursuant to this Section 6.07 (or any other agreement entered into in connection with the Debt Securities) are liabilities under the Banking Act that are not excluded liabilities or otherwise excluded from bail-in by legislation, rule, regulation or regulatory technical standard and (y) the Relevant UK Resolution Authority has exercised any UK Bail-in Power in whole or in part with respect to such liabilities, notwithstanding any other term of the Indenture or any Debt Security or any other agreements, arrangements or understandings between the Company and the Trustee (and each Agent and other Person employed to act under the Indenture), the Trustee (and each Agent and other Person employed to act under the Indenture) acknowledge, agree to be bound by and consent to the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority in relation to the obligations of the Company to the Trustee (and each Agent and other Person employed to act under the Indenture) under Section 6.07 (or any other agreement entered into in connection with the Debt Securities); and

(6) it is the Parties’ intention that the Company’s obligations to indemnify the Trustee in accordance with Section 6.07 shall survive any exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

SECTION 4.03. Subsequent Holders’ Agreement. Article One of the Base Indenture is amended by adding Section 1.18, which shall read as follows:

Section 1.18. Subsequent Holders’ Agreement. Any Holder (which for these purposes, includes any beneficial owner of the Debt Securities) that acquires the Debt Securities in the secondary market and any successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of any Holder shall be deemed to acknowledge, accept, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holder that acquires the Debt Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Debt Securities related to the UK Bail-in Power.

SECTION 4.04. U.S.A. Patriot Act. Article Six of the Base Indenture is amended by adding Section 6.15, which shall read as follows:

Section 6.15. U.S.A. Patriot Act. The Company and Trustee hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Paying Agent, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Paying Agent. The Company and Trustee agree that they shall provide the Paying Agent with such information as it may request in order for the Paying Agent to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including to satisfy the requirements of the U.S.A. Patriot Act.

SECTION 4.05. Withholding Information. Article Ten of the Base Indenture is amended by adding Section 10.07, which shall read as follows:

Section 10.07. Withholding Information. The Company and the Paying Agent shall cooperate with each other and shall, upon reasonable request, provide each other with reasonable access to, and copies of, documents or information in their possession necessary for each of the Company and the Paying Agent to comply with any withholding tax or tax information reporting obligations imposed on any of them, including any obligations imposed pursuant to an agreement with a governmental authority (such information, “Withholding Information”). The Company and the Paying Agent further consent to the disclosure, transfer and reporting of such Withholding Information to any relevant government or taxing authority, any member of the Company’s or Paying Agent’s corporate group, any sub-contractors, agents, service providers or associates of the Company’s or Paying Agent’s corporate group, and any person making payments to the Company or Paying Agent or a member of the Company’s or Paying Agent’s corporate group to the extent that the Company or the Paying Agent, as applicable, reasonably determines that such disclosure, transfer or reporting is necessary or warranted to facilitate compliance with FATCA and to the extent such disclosure is not prohibited by applicable law. The Company agrees to inform the Paying Agent as soon as reasonably practical in writing of any changes to the Withholding Information supplied to the Paying Agent from time to time.

SECTION 4.06. UK Bail-in Power. The Base Indenture is amended by adding Article Fifteen, which shall read as follows:

ARTICLE 15

UK BAIL-IN POWER

Section 15.01. Agreement with Respect to the Exercise of the UK Bail-in Power.

(a) By its acquisition of any Debt Security, each Holder (which, for these purposes, includes each beneficial owner of such Debt Securities) acknowledges, accepts, consents and agrees, notwithstanding any other term of any Debt Securities, the Indenture or any other agreements, arrangements or understandings between the Company and any Holder, to be bound by:

(i) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that may include and result in any of the following, or some combination thereof: (w) the reduction of all, or a portion, of the Amounts Due; (x) the conversion of all, or a portion, of the Amounts Due into the Company’s or another Person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the Holder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of such Debt Security or the Indenture; (y) the cancellation of such Debt Security; and/or (z) the amendment or alteration of the Maturity of such Debt Security or amendment of the amount of interest payable on such Debt Security, or the Interest Payment Dates, including by suspending payment for a temporary period; and

(ii) the variation of the terms of any Debt Security or the Indenture, if necessary, to give effect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

(b) No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise.

(c) Each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the Relevant UK Resolution Authority of its decision to exercise such power with respect to any Debt Security.

(d) Notwithstanding anything to the contrary in the Indenture, including Article 9 of the Base Indenture, the Company hereby agrees that it shall not amend Section 15.01 without the prior consent of the Relevant Regulator.

Section 15.02. Duties of the Trustee upon Exercise of the UK Bail-in Power.

By its acquisition of any Debt Security, each Holder (which, for these purposes, includes each beneficial owner of such Debt Securities):

(a) acknowledges and agrees that the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to such Debt Security shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

(b) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to such Debt Security; and

(c) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority, (x) the Trustee shall not be required to take any further directions from Holders under Section 5.11; and (y) that the Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

Section 15.03. Outstanding Notes. Notwithstanding Section 15.02, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, Debt Securities of a series subject to the exercise of the UK Bail-in Power remain outstanding, then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent that the Company and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, there shall at all times be a Trustee for such series of Debt Securities in accordance with Section 6.09, and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by the Indenture, including to the extent no supplemental indenture or amendment to the Indenture is agreed pursuant to this Section 15.03.

Section 15.04. Event of Default and Default. The exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to any Debt Security shall not constitute an Event of Default or a Default.

Section 15.05. Supplemental Indentures. In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02, the Company and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or any Debt Security, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the Relevant UK Resolution Authority of the UK Bail-in Power.

Section 15.06. DTC.

(a) Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to any Debt Security, the Company shall provide a written notice to DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders and beneficial owners of such Debt Security of such occurrence. The Company shall also deliver a copy of such notice to the Trustee for information purposes.

(b) By its acquisition of a Debt Security, each Holder (which, for these purposes, includes each beneficial owner of such Debt Security) of the Debt Securities shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Debt Security to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to such Debt Security as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner, the Trustee, Paying Agent, Registrar and Exchange Rate Agent (and any other agent acting in connection with the relevant series of Debt Securities).

Section 15.07. Records Adjustment. Upon receipt of any notice given pursuant to the Indenture, to the extent applicable, the Company, the Trustee, Paying Agent, Registrar and Exchange Rate Agent (and any other agent acting in connection with the relevant series of Debt Securities) shall adjust their records to reflect any cancellation or deemed cancellation of any interest and any changes to the aggregate principal amount of such series of Debt Securities then Outstanding, including due to any exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

ARTICLE 5

MISCELLANEOUS

SECTION 5.01. Effect of this Supplemental Indenture; Ratification and Integral Part. This Supplemental Indenture shall become effective upon its execution and delivery.

Except as hereby amended, the Base Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect. This Supplemental Indenture shall be deemed an integral part of the Base Indenture in the manner and to the extent herein and therein provided.

SECTION 5.02. Priority. This Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided. The provisions of this Supplemental Indenture shall, with respect to the Notes and as otherwise provided herein and subject to the terms hereof, supersede the provisions of the Base Indenture to the extent the Base Indenture is inconsistent herewith.

SECTION 5.03. Successors and Assigns. All covenants and agreements in the Base Indenture, as supplemented and amended by this Supplemental Indenture, by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 5.04. Compliance. The Agent shall be entitled to take any action or to refuse to take any action which the Agent regards as necessary for the Agent to comply with any applicable law, regulation or fiscal requirement, court order, or the rules, operating procedures or market practice of any relevant stock exchange or other market or clearing system.

SECTION 5.05. Relation to Calculation Agent Agreement. In the event of any conflict between the Indenture and the Calculation Agent Agreement relating to the rights or obligations of the Calculation Agent in the Indenture in connection with the calculation of the interest rate on the Floating Rate Notes, the relevant terms of the Calculation Agent Agreement shall govern such rights and obligations.

SECTION 5.06. Governing Law. This Supplemental Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 5.07. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 5.08. Entire Agreement. This Supplemental Indenture constitutes the entire agreement of the parties hereto with respect to the Notes and the amendments to the Base Indenture set forth herein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first stated above.

HSBC HOLDINGS PLC,
as Issuer

By:
Name:
Title

THE BANK OF NEW YORK MELLON,
LONDON BRANCH, as Trustee

By:
Name:
Title

HSBC BANK USA, NATIONAL ASSOCIATION, as Paying Agent, Registrar and Calculation Agent

By:
Name:
Title

Exhibit A-1

EXHIBIT A-1

FORM OF 3.400% GLOBAL SECURITY

No. [•]

CUSIP No.         404280 AV1

ISIN:     US404280AV16

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION OF THE DEBT SECURITIES REPRESENTED BY THIS GLOBAL SECURITY, EACH HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES) ACKNOWLEDGES, ACCEPTS, CONSENTS AND AGREES, NOTWITHSTANDING ANY OTHER TERM OF THE DEBT SECURITIES, THE INDENTURE OR ANY OTHER AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS BETWEEN THE ISSUER AND ANY HOLDER, TO BE BOUND BY (A) THE EFFECT OF THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY THAT MAY INCLUDE AND RESULT IN ANY OF THE FOLLOWING, OR SOME COMBINATION THEREOF: (I) THE REDUCTION OF ALL, OR A PORTION, OF THE AMOUNTS DUE (AS DEFINED ON THE REVERSE OF THIS GLOBAL SECURITY); (II) THE CONVERSION OF ALL, OR A PORTION, OF THE AMOUNTS DUE INTO THE ISSUER’S OR ANOTHER PERSON’S ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS (AND THE ISSUE TO, OR CONFERRAL ON, THE HOLDER OF SUCH ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS), INCLUDING BY MEANS OF AN AMENDMENT, MODIFICATION OR VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE; (III) THE CANCELLATION OF THE DEBT SECURITIES; AND/OR (IV) THE AMENDMENT OR ALTERATION OF THE MATURITY OF THE DEBT SECURITIES OR AMENDMENT OF THE AMOUNT OF INTEREST PAYABLE ON THE DEBT SECURITIES, OR THE INTEREST PAYMENT DATES, INCLUDING BY SUSPENDING PAYMENT FOR A TEMPORARY PERIOD; AND (B) THE VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE, IF NECESSARY, TO GIVE EFFECT TO THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY.

GLOBAL SECURITY

HSBC Holdings plc

US$[•]

3.400% SENIOR UNSECURED NOTES DUE 2021

This is a Global Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of US$[•] (the “Debt Securities”).

The Issuer, for value received, hereby promises to pay CEDE & CO., or registered assigns on March 8, 2021 or on such earlier date as this Global Security may be redeemed (“Maturity”), the principal amount hereof and will pay interest on the said principal amount from March 8, 2016 (the “Issue Date”) or the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrear on March 8 and September 8 in each year (each such date, an “Interest Payment Date”), commencing September 8, 2016. Interest on this Global Security shall accrue at a rate of 3.400% per annum, until the principal amount hereof is paid or made available for payment.

Interest in respect of this Global Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Global Security (or one or more Predecessor Global Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of this Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date.

Any interest in respect of this Global Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holders thereof on the relevant Regular Record Date by virtue of their having been such Holders; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

(1)	The Issuer may elect to make payment of such Defaulted Interest to the Persons in whose names this Global Security (or its respective Predecessor Global Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

(2)	The Issuer may make payment of any Defaulted Interest on this Global Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

All amounts of principal of (and premium, if any, on) and interest on this Global Security shall be paid by the Issuer, without deduction or withholding for, or on account of, any present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsover imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or any taxing authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by the Taxing Jurisdiction or any subdivision or authority thereof, the Issuer shall pay such additional amounts of, or in respect of, the principal amount of, (and premium, if any, on) and interest on this Global Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders, after such deduction or withholding, shall equal the respective amounts of principal, premium and interest which would have been payable in respect of this Global Security had no such deduction or withholding been required, provided that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that (i) the Holder of this Global Security or the owner of a beneficial interest in this Global Security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the United Kingdom, or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of this Global Security, or the collection of any payment of (or in respect of) principal of (and premium, if any, on) and interest on or the enforcement of, this Global Security; (ii) this Global Security is presented for payment in the Taxing Jurisdiction or (iii) this Global Security is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period; (iv) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 on the taxation of savings income, or any law implementing or complying with, or introduced in order to conform to, such Directive; (v) presentation for payment of this Global Security was made to a paying agent who was required to make (or pass through) such deduction or withholding and presentation for payment could have been made to a paying agent who was not required to make (or pass through) such deduction or withholding; (vi) there was a failure to comply by the Holder or the beneficial owner of this Global Security or the beneficial owner of any payment on this Global Security with a request of the Issuer addressed to the Holder or the beneficial owner, including a request of the Issuer related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a Taxing Jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (viii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any combination of the above items. For the avoidance of doubt, all payments in respect of this Global Security shall be made subject to any withholding or deduction required pursuant to FATCA, and the Issuer shall not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Global Security there is mentioned, in any context, the payment of any principal of (and premium, if any, on) or interest on any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Upon any exchange of a portion of this Global Security for a definitive Debt Security, the portion of the principal amount hereof so exchanged shall be endorsed by the Registrar on Schedule A hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent by manual signature, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

HSBC Holdings plc,
as Issuer

By:
[•]

Dated: [•]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

The Bank of New York Mellon, London Branch,
as Trustee

By:
[•]

Dated: [•]

REVERSE OF GLOBAL SECURITY

US$[•]

3.400% SENIOR UNSECURED NOTES DUE 2021

This Global Security is one of a duly authorized issue of Debt Securities issued and to be issued in one or more series under and governed by an Indenture dated as of August 26, 2009, by and among the Issuer, The Bank of New York Mellon, London Branch, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and HSBC Bank USA, National Association (“HBUS”), as registrar and paying agent (the “Base Indenture”) , as supplemented by a First Supplemental Indenture dated as of March 8, 2016 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Issuer, the Trustee and HBUS, as paying agent, registrar and calculation agent (the “Agent”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

Under the terms of the Indenture, the Debt Securities may be redeemed, as a whole but not in part, at the Issuer’s option, on not less than 30 nor more than 60 days’ notice, at any time at a redemption price equal to the principal amount thereof, together with accrued interest, if any, to the date fixed for redemption, if, at any time, the Issuer determines that:

(a) in making payment under the Debt Securities in respect of principal (or premium, if any) or interest the Issuer has or shall or would become obligated to pay Additional Amounts as provided in the Indenture and in this Global Security provided such obligation results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective after the Issue Date; or

(b) the payment of interest in respect of the Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or reenactment thereof for the time being) as a result of a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws, including a decision of any court, which change or amendment becomes effective on or after the Issue Date; provided, however that, in the case of (a) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such Additional Amounts were a payment in respect of the Debt Securities then due.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may on behalf of all the Holders waive any past Event of Default or any Default under the Indenture or the Debt Securities and its consequences except a default (i) in the payment of principal of (or premium, if any, on) or any installment of interest on any of the Debt Securities or (ii) in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders under the Indenture; provided that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Debt Security affected thereby. The Indenture also permits the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Security shall bind every future Holder of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security or such other Global Securities.

Subject to the terms of the Indenture, the Depositary may surrender this Global Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

By its acquisition of the Debt Securities represented by this Global Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) acknowledges, accepts, consents and agrees, notwithstanding any other term of the Debt Securities, the Indenture or any other agreements, arrangements or understandings between the Issuer and any Holder, to be bound by (a) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due into the Issuer’s or another Person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the Holder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of the Debt Securities or the Indenture; (iii) the cancellation of the Debt Securities; and/or (iv) the amendment or alteration of the Maturity of the Debt Securities or amendment of the amount of interest payable on the Debt Securities, or the interest payment dates, including by suspending payment for a temporary period; and (b) the variation of the terms of the Debt Securities or the Indenture, if necessary, to give effect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority. No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise. Moreover, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the Relevant UK Resolution Authority of its decision to exercise such power with respect to the Debt Securities.

“Amounts Due” means the principal amount of, and any accrued but unpaid interest, including any Additional Amounts, on, the Debt Securities. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

“UK Bail-in Power” means any write-down, conversion, transfer, modification or suspension power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the United Kingdom, relating to the transposition of the BRRD, including but not limited to the Banking Act and the instruments, rules and standards created thereunder, pursuant to which (i) any obligation of a Regulated Entity (or other affiliate of such Regulated Entity) can be reduced, cancelled, modified or converted into shares, other securities or other obligations of such Regulated Entity or any other person (or suspended for a temporary period); and (ii) any right in a contract governing an obligation of a Regulated Entity may be deemed to have been exercised.

“Regulated Entity” refers to any BRRD Undertaking as such term is defined under the PRA Rulebook promulgated by the PRA, as amended from time to time, which includes certain credit institutions, investment firms and certain of their parent or holding companies.

“Relevant UK Resolution Authority” means any authority with the ability to exercise a UK Bail-in Power.

By its acquisition of the Debt Securities, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (i) acknowledges and agrees that the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; (ii) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities; and (iii) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority, the Trustee shall not be required to take any further directions from Holders under Section 5.11 (Control by Holders of Debt Securities) of the Indenture; and that the Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

Notwithstanding clause (iii) of the immediately preceding paragraph, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, the Debt Securities remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Debt Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent that the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however that notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, there shall at all times be a Trustee hereunder pursuant to, and in accordance with Section 6.09 of the Base Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Base Indenture, including to the extent no supplemental indenture or amendment to the Indenture is agreed upon pursuant to the Indenture in the event the Debt Securities remain outstanding following the completion of the exercise of the UK Bail-in Power.

It is the intention of the Issuer and the Trustee that the Issuer’s obligations to indemnify the Trustee in accordance with Section 6.07 of the First Supplemental Indenture shall survive any exercise of the UK Bail in Power by the Relevant UK Resolution Authority.

The exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not constitute an Event of Default or a Default.

In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Issuer and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Debt Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the Relevant UK Resolution Authority of the UK Bail-in Power.

Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities, the Issuer shall provide a written notice to the Holders through DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders and beneficial owners of the Debt Securities of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

Upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that results in the reduction or cancellation of all, or a portion, of the principal amount of this Global Security and/or the conversion of all, or a portion, of the principal amount of this Global Security into shares or other securities or other obligations of the Issuer or another person, the portion of the principal amount hereof so reduced, cancelled and/or converted shall be endorsed by the Registrar on Schedule B hereto. The principal amount hereof shall be reduced for all purposes by the amount so reduced, cancelled and/or converted.

By its acquisition of a Debt Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) of the Debt Securities shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds the Debt Securities to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to the Debt Securities as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner, the Trustee and the Agent (and any other agent acting in connection with the relevant series of Debt Securities).

To the fullest extent permitted by law, the Holders and the Trustee in respect of any claims of such Holders to payment of any principal, premium or interest in respect of the Debt Securities, by their acceptance of the Debt Securities, shall be deemed to have waived any right of set-off or counterclaim that such Holders or, as the case may be, the Trustee in such respect, might otherwise have.

ANY HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES) THAT ACQUIRES THE DEBT SECURITIES IN THE SECONDARY MARKET AND ANY SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS, ADMINISTRATORS, TRUSTEES IN BANKRUPTCY AND LEGAL REPRESENTATIVES OF ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES SHALL BE DEEMED TO ACKNOWLEDGE, AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED HEREIN TO THE SAME EXTENT AS THE HOLDERS OR BENEFICIAL OWNERS OF THE DEBT SECURITIES THAT ACQUIRE THE DEBT SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE DEBT SECURITIES RELATED TO THE UK BAIL-IN POWER.

The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

All terms used in this Global Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The First Supplemental Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

SCHEDULE A

EXCHANGES FOR DEFINITIVE DEBT SECURITIES

The following exchanges of parts of this Global Security for Definitive Debt Securities have been made:

Date Made	Principal amount exchanged for Definitive Debt Securities	Remaining principal amount following such exchange

SCHEDULE B

REDUCTION, CANCELLATION OR CONVERSION OF DEBT SECURITIES UPON THE

EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY

Date made	Principal amount reduced, cancelled and/or converted	Remaining principal amount following reduction, cancellation and/or conversion

Exhibit A-2

EXHIBIT A-2

FORM OF 4.300% GLOBAL SECURITY

No. [•]

CUSIP No. 404280 AW9

ISIN: US404280AW98

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION OF THE DEBT SECURITIES REPRESENTED BY THIS GLOBAL SECURITY, EACH HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES) ACKNOWLEDGES, ACCEPTS, CONSENTS AND AGREES, NOTWITHSTANDING ANY OTHER TERM OF THE DEBT SECURITIES, THE INDENTURE OR ANY OTHER AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS BETWEEN THE ISSUER AND ANY HOLDER, TO BE BOUND BY (A) THE EFFECT OF THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY THAT MAY INCLUDE AND RESULT IN ANY OF THE FOLLOWING, OR SOME COMBINATION THEREOF: (I) THE REDUCTION OF ALL, OR A PORTION, OF THE AMOUNTS DUE (AS DEFINED ON THE REVERSE OF THIS GLOBAL SECURITY); (II) THE CONVERSION OF ALL, OR A PORTION, OF THE AMOUNTS DUE INTO THE ISSUER’S OR ANOTHER PERSON’S ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS (AND THE ISSUE TO, OR CONFERRAL ON, THE HOLDER OF SUCH ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS), INCLUDING BY MEANS OF AN AMENDMENT, MODIFICATION OR VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE; (III) THE CANCELLATION OF THE DEBT SECURITIES; AND/OR (IV) THE AMENDMENT OR ALTERATION OF THE MATURITY OF THE DEBT SECURITIES OR AMENDMENT OF THE AMOUNT OF INTEREST PAYABLE ON THE DEBT SECURITIES, OR THE INTEREST PAYMENT DATES, INCLUDING BY SUSPENDING PAYMENT FOR A TEMPORARY PERIOD; AND (B) THE VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE, IF NECESSARY, TO GIVE EFFECT TO THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY.

GLOBAL SECURITY

HSBC Holdings plc

US$[•]

4.300% SENIOR UNSECURED NOTES DUE 2026

This is a Global Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of US$[•] (the “Debt Securities”).

The Issuer, for value received, hereby promises to pay CEDE & CO., or registered assigns on March 8, 2026 or on such earlier date as this Global Security may be redeemed (“Maturity”), the principal amount hereof and will pay interest on the said principal amount from March 8, 2016 (the “Issue Date”) or the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrear on March 8 and September 8 in each year (each such date, an “Interest Payment Date”), commencing September 8, 2016. Interest on this Global Security shall accrue at a rate of 4.300% per annum, until the principal amount hereof is paid or made available for payment.

Interest in respect of this Global Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Global Security (or one or more Predecessor Global Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of this Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date.

Any interest in respect of this Global Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holders thereof on the relevant Regular Record Date by virtue of their having been such Holders; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

(1)	The Issuer may elect to make payment of such Defaulted Interest to the Persons in whose names this Global Security (or its respective Predecessor Global Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

(2)	The Issuer may make payment of any Defaulted Interest on this Global Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

All amounts of principal of (and premium, if any, on) and interest on this Global Security shall be paid by the Issuer, without deduction or withholding for, or on account of, any present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsover imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or any taxing authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by the Taxing Jurisdiction or any subdivision or authority thereof, the Issuer shall pay such additional amounts of, or in respect of, the principal amount of, (and premium, if any, on) and interest on this Global Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders, after such deduction or withholding, shall equal the respective amounts of principal, premium and interest which would have been payable in respect of this Global Security had no such deduction or withholding been required, provided that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that (i) the Holder of this Global Security or the owner of a beneficial interest in this Global Security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the Taxing Jurisdiction, or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of this Global Security, or the collection of any payment of (or in respect of) principal of (and premium, if any, on) and interest on or the enforcement of, this Global

Security; (ii) this Global Security is presented for payment in the United Kingdom or (iii) this Global Security is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period; (iv) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 on the taxation of savings income, or any law implementing or complying with, or introduced in order to conform to, such Directive; (v) presentation for payment of this Global Security was made to a paying agent who was required to make (or pass through) such deduction or withholding and presentation for payment could have been made to a paying agent who was not required to make (or pass through) such deduction or withholding; (vi) there was a failure to comply by the Holder or the beneficial owner of this Global Security or the beneficial owner of any payment on this Global Security with a request of the Issuer addressed to the Holder or the beneficial owner, including a request of the Issuer related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a Taxing Jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (viii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any combination of the above items. For the avoidance of doubt, all payments in respect of this Global Security shall be made subject to any withholding or deduction required pursuant to FATCA, and the Issuer shall not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Global Security there is mentioned, in any context, the payment of any principal of (and premium, if any, on) or interest on any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Upon any exchange of a portion of this Global Security for a definitive Debt Security, the portion of the principal amount hereof so exchanged shall be endorsed by the Registrar on Schedule A hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent by manual signature, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

HSBC Holdings plc,
as Issuer

By:
[•]

Dated: [•]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

The Bank of New York Mellon, London Branch,
as Trustee

By:
[•]

Dated: [•]

REVERSE OF GLOBAL SECURITY

US$[•]

4.300% SENIOR UNSECURED NOTES DUE 2016

This Global Security is one of a duly authorized issue of Debt Securities issued and to be issued in one or more series under and governed by an Indenture dated as of August 26, 2009, by and among the Issuer, The Bank of New York Mellon, London Branch, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and HSBC Bank USA, National Association (“HBUS”), as registrar and paying agent (the “Base Indenture”) , as supplemented by a First Supplemental Indenture dated as of March 8, 2016 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Issuer, the Trustee and HBUS, as paying agent, registrar and calculation agent (the “Agent”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

Under the terms of the Indenture, the Debt Securities may be redeemed, as a whole but not in part, at the Issuer’s option, on not less than 30 nor more than 60 days’ notice, at any time at a redemption price equal to the principal amount thereof, together with accrued interest, if any, to the date fixed for redemption, if, at any time, the Issuer determines that:

(a) in making payment under the Debt Securities in respect of principal (or premium, if any) or interest the Issuer has or shall or would become obligated to pay Additional Amounts as provided in the Indenture and in this Global Security provided such obligation results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective after the Issue Date; or

(b) the payment of interest in respect of the Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or reenactment thereof for the time being) as a result of a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws, including a decision of any court, which change or amendment becomes effective on or after the Issue Date; provided, however that, in the case of (a) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such Additional Amounts were a payment in respect of the Debt Securities then due.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may on behalf of all the Holders waive any past Event of Default or any Default under the Indenture or the Debt Securities and its consequences except a default (i) in the payment of principal of (or premium, if any, on) or any installment of interest on any of the Debt Securities or (ii) in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders under the Indenture; provided that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Debt Security affected thereby. The Indenture also permits the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Security shall bind every future Holder of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security or such other Global Securities.

Subject to the terms of the Indenture, the Depositary may surrender this Global Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

By its acquisition of the Debt Securities represented by this Global Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) acknowledges, accepts, consents and agrees, notwithstanding any other term of the Debt Securities, the Indenture or any other agreements, arrangements or understandings between the Issuer and any Holder, to be bound by (a) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due into the Issuer’s or another Person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the Holder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of the Debt Securities or the Indenture; (iii) the cancellation of the Debt Securities; and/or (iv) the amendment or alteration of the Maturity of the Debt Securities or amendment of the amount of interest payable on the Debt Securities, or the interest payment dates, including by suspending payment for a temporary period; and (b) the variation of the terms of the Debt Securities or the Indenture, if necessary, to give effect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority. No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise. Moreover, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the Relevant UK Resolution Authority of its decision to exercise such power with respect to the Debt Securities.

“Amounts Due” means the principal amount of, and any accrued but unpaid interest, including any Additional Amounts, on, the Debt Securities. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

“UK Bail-in Power” means any write-down, conversion, transfer, modification or suspension power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the United Kingdom, relating to the transposition of the BRRD, including but not limited to the Banking Act and the instruments, rules and standards created thereunder, pursuant to which (i) any obligation of a Regulated Entity (or other affiliate of such Regulated Entity) can be reduced, cancelled, modified or converted into shares, other securities or other obligations of such Regulated Entity or any other person (or suspended for a temporary period); and (ii) any right in a contract governing an obligation of a Regulated Entity may be deemed to have been exercised.

“Regulated Entity” refers to any BRRD Undertaking as such term is defined under the PRA Rulebook promulgated by the PRA, as amended from time to time, which includes certain credit institutions, investment firms and certain of their parent or holding companies.

“Relevant UK Resolution Authority” means any authority with the ability to exercise a UK Bail-in Power.

By its acquisition of the Debt Securities, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (i) acknowledges and agrees that the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; (ii) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities; and (iii) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority, the Trustee shall not be required to take any further directions from Holders under Section 5.11 (Control by Holders of Debt Securities) of the Indenture; and that the Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

Notwithstanding clause (iii) of the immediately preceding paragraph, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, the Debt Securities remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Debt Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent that the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however that notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, there shall at all times be a Trustee hereunder pursuant to, and in accordance with Section 6.09 of the Base Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Base Indenture, including to the extent no supplemental indenture or amendment to the Indenture is agreed upon pursuant to the Indenture in the event the Debt Securities remain outstanding following the completion of the exercise of the UK Bail-in Power.

It is the intention of the Issuer and the Trustee that the Issuer’s obligations to indemnify the Trustee in accordance with Section 6.07 of the First Supplemental Indenture shall survive any exercise of the UK Bail in Power by the Relevant UK Resolution Authority.

The exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not constitute an Event of Default or a Default.

In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Issuer and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Debt Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the Relevant UK Resolution Authority of the UK Bail-in Power.

Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities, the Issuer shall provide a written notice to the Holders through DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders and beneficial owners of the Debt Securities of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

Upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that results in the reduction or cancellation of all, or a portion, of the principal amount of this Global Security and/or the conversion of all, or a portion, of the principal amount of this Global Security into shares or other securities or other obligations of the Issuer or another person, the portion of the principal amount hereof so reduced, cancelled and/or converted shall be endorsed by the Registrar on Schedule B hereto. The principal amount hereof shall be reduced for all purposes by the amount so reduced, cancelled and/or converted.

By its acquisition of a Debt Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) of the Debt Securities shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds the Debt Securities to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to the Debt Securities as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner, the Trustee and the Agent (and any other agent acting in connection with the relevant series of Debt Securities).

To the fullest extent permitted by law, the Holders and the Trustee, in respect of any claims of such Holders to payment of any principal, premium or interest in respect of the Debt Securities, by their acceptance of the Debt Securities, shall be deemed to have waived any right of set-off or counterclaim that such Holders or, as the case may be, the Trustee in such respect, might otherwise have.

ANY HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES) THAT ACQUIRES THE DEBT SECURITIES IN THE SECONDARY MARKET AND ANY SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS, ADMINISTRATORS, TRUSTEES IN BANKRUPTCY AND LEGAL REPRESENTATIVES OF ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES SHALL BE DEEMED TO ACKNOWLEDGE, AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED HEREIN TO THE SAME EXTENT AS THE HOLDERS OR BENEFICIAL OWNERS OF THE DEBT SECURITIES THAT ACQUIRE THE DEBT SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE DEBT SECURITIES RELATED TO THE UK BAIL-IN POWER.

The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

All terms used in this Global Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The First Supplemental Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

SCHEDULE A

EXCHANGES FOR DEFINITIVE DEBT SECURITIES

The following exchanges of parts of this Global Security for Definitive Debt Securities have been made:

Date Made	Principal amount exchanged for Definitive Debt Securities	Remaining principal amount following such exchange

SCHEDULE B

REDUCTION, CANCELLATION OR CONVERSION OF DEBT SECURITIES UPON THE

EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY

Date made	Principal amount reduced, cancelled and/or converted	Remaining principal amount following reduction, cancellation and/or conversion

Exhibit B

EXHIBIT B

FORM OF FLOATING RATE GLOBAL SECURITY

No. [•]

CUSIP No. 404280 AX7

ISIN: US404280AX71

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION OF THE DEBT SECURITIES REPRESENTED BY THIS GLOBAL SECURITY, EACH HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES) ACKNOWLEDGES, ACCEPTS, CONSENTS AND AGREES, NOTWITHSTANDING ANY OTHER TERM OF THE DEBT SECURITIES, THE INDENTURE OR ANY OTHER AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS BETWEEN THE ISSUER AND ANY HOLDER, TO BE BOUND BY (A) THE EFFECT OF THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY THAT MAY INCLUDE AND RESULT IN ANY OF THE FOLLOWING, OR SOME COMBINATION THEREOF: (I) THE REDUCTION OF ALL, OR A PORTION, OF THE AMOUNTS DUE (AS DEFINED ON THE REVERSE OF THIS GLOBAL SECURITY); (II) THE CONVERSION OF ALL, OR A PORTION, OF THE AMOUNTS DUE INTO THE ISSUER’S OR ANOTHER PERSON’S ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS (AND THE ISSUE TO, OR CONFERRAL ON, THE HOLDER OF SUCH ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS), INCLUDING BY MEANS OF AN AMENDMENT, MODIFICATION OR VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE; (III) THE CANCELLATION OF THE DEBT SECURITIES; AND/OR (IV) THE AMENDMENT OR ALTERATION OF THE MATURITY OF THE DEBT SECURITIES OR AMENDMENT OF THE AMOUNT OF INTEREST PAYABLE ON THE DEBT SECURITIES, OR THE INTEREST PAYMENT DATES, INCLUDING BY SUSPENDING PAYMENT FOR A TEMPORARY PERIOD; AND (B) THE VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE, IF NECESSARY, TO GIVE EFFECT TO THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY.

GLOBAL SECURITY

HSBC Holdings plc

US$[•]

FLOATING RATE SENIOR UNSECURED NOTES DUE 2021

This is a Global Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of US$[•] (the “Debt Securities”).

The Issuer, for value received, hereby promises to pay CEDE & CO., or registered assigns on March 8, 2021 or on such earlier date as this Global Security may be redeemed (“Maturity”), the principal amount hereof and will pay interest on the said principal amount from March 8, 2016 (the “Issue Date”) or the most recent Floating Rate Interest Payment Date on which interest has been paid or duly provided for.

Interest on this Global Security shall be payable quarterly in arrear on March 8, June 8, September 8 and December 8 of each year (each such date, a “Floating Rate Interest Payment Date”), beginning on June 8, 2016. The initial interest rate on this Global Security shall be equal to the three-month Dollar London interbank offered rate (“LIBOR”), as determined on March 4, 2016, plus 2.24% per annum (the “Floating Rate Initial Interest Rate”). Thereafter, the interest rate on this Global Security for any Floating Rate Interest Period shall accrue at a rate per annum equal to LIBOR, as determined by the Calculation Agent on the applicable Floating Rate Interest Determination Date, plus 2.24%. The interest rate on this Global Security will be reset quarterly on each Floating Rate Interest Reset Date.

LIBOR will be determined by the Calculation Agent in accordance with the Indenture and the following provisions:

(1) With respect to any Floating Rate Interest Determination Date, LIBOR shall be the rate (expressed as a percentage per annum) for deposits in Dollars having a maturity of three months commencing on the related Floating Rate Interest Reset Date that appears on Reuters Page LIBOR01 as of 11:00 a.m., London time, on that Floating Rate Interest Determination Date. If no such rate appears, then LIBOR, in respect of that Floating Rate Interest Determination Date, shall be determined in accordance with the provisions described in (2) below.

(2) With respect to Floating Rate Interest Determination Date on which no rate appears on Reuters Page LIBOR01, the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected and identified by the Issuer (the “London Reference Banks”), to provide its offered quotation (expressed as a percentage per annum) for deposits in Dollars for the period of three months, commencing on the related Floating Rate Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Floating Rate Interest Determination Date and in a principal amount that is representative for a single transaction in Dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Floating Rate Interest Determination Date shall be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Floating Rate Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the City of New York, on the Floating Rate Interest Determination Date by three major banks in the City of New York, as selected and identified by the Issuer (together with the London Reference Banks, the “Reference Banks”), for loans in Dollars to leading European banks, for a period of three months, commencing on the related Floating Rate Interest Reset Date, and in a principal amount that is representative for a single transaction in Dollars in that market at that time. If at least two such rates are so provided, LIBOR on the Floating Rate Interest Determination Date shall be the arithmetic mean of such rates. If fewer than two such rates are so provided, LIBOR on the Floating Rate Interest Determination Date shall be LIBOR in effect with respect to the immediately preceding Floating Rate Interest Determination Date or, in the case of the initial Floating Rate Interest Determination Date, the Floating Rate Initial Interest Rate.

All percentages resulting from any calculation of any interest rate in respect of this Global Security shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (for example, 9.876545% (or 0.09876545) would be rounded to 9.87655% (or 0.0987655)), and all dollar amounts shall be rounded to the nearest cent, with one-half cent being rounded upward.

All determinations and any calculations made by the Calculation Agent for the purposes of calculating the applicable interest on this Global Security shall be conclusive and binding on the Holders, the Issuer, the Trustee and the Paying Agent, absent manifest error. The Calculation Agent shall not be responsible to the Issuer, the Holders or any third party for any failure of the Reference Banks to provide quotations as requested of them or as a result of the Calculation Agent having acted on any quotation or other information given by any Reference Bank which subsequently may be found to be incorrect or inaccurate in any way.

“Floating Rate Interest Determination Date” means the second London banking day preceding the applicable Floating Rate Interest Reset Date; provided that the first Floating Rate Interest Determination Date shall be the second London banking day preceding the Issue Date (which is March 4, 2016).

“Floating Rate Interest Period” means the period beginning on (and including) a Floating Rate Interest Payment Date and ending on (but excluding) the next succeeding Floating Rate Interest Payment Date; provided that the first Floating Rate Interest Period shall begin on March 8, 2016 and shall end on (but exclude) June 8, 2016.

“Floating Rate Interest Reset Date” means every March 8, June 8, September 8 and December 8 of each year, commencing on June 8, 2016; provided that the interest rate in effect from (and including) March 8, 2016 to (but excluding) the first Floating Rate Interest Reset Date shall be the Floating Rate Initial Interest Rate.

“London banking day” means any day on which dealings in Dollars are transacted in the London interbank market.

“Reuters Page LIBOR01” means the display that appears on Reuters Page LIBOR01 or any page as may replace such page on such service (or any successor service) for the purpose of displaying LIBOR of major banks for Dollars.

Interest in respect of this Global Security that is payable, and is punctually paid or duly provided for, on any Floating Rate Interest Payment Date shall be paid to the Person in whose name this Global Security (or one or more Predecessor Global Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of this Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date.

Any interest in respect of this Global Security that is payable, but is not punctually paid or duly provided for, on any Floating Rate Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holders thereof on the relevant Regular Record Date by virtue of their having been such Holders; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

(1)	The Issuer may elect to make payment of such Defaulted Interest to the Persons in whose names this Global Security (or its respective Predecessor Global Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

(2)	The Issuer may make payment of any Defaulted Interest on this Global Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

All amounts of principal of (and premium, if any, on) and interest on this Global Security shall be paid by the Issuer, without deduction or withholding for, or on account of, any present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsover imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or any taxing authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by the Taxing Jurisdiction or any subdivision or authority thereof, the Issuer shall pay such additional amounts of, or in respect of, the principal amount of, (and premium, if any, on) and interest on this Global Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders, after such deduction or withholding, shall equal the respective amounts of principal, premium and interest, which would have been payable in respect of this Global Security had no such deduction or withholding been required, provided that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that (i) the Holder of this Global Security or the owner of a beneficial interest in this Global Security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the Taxing Jurisdiction, or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of this Global Security, or the collection of any payment of (or in respect of) principal of (and premium, if any, on) and interest on or the enforcement of, this Global Security; (ii) this Global Security is presented for payment in the United Kingdom or (iii) this Global Security is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period; (iv) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 on the taxation of savings income, or any law implementing or complying with, or introduced in order to conform to, such Directive; (v) presentation for payment of this Global Security was made to a paying agent who was required to make (or pass through) such deduction or withholding and presentation for payment could have been made to a paying agent who was not required to make (or pass through) such deduction or withholding; (vi) there was a failure to comply by the Holder or the beneficial owner of this Global Security or the beneficial owner of any payment on this Global Security with a request of the Issuer addressed to the Holder or the beneficial owner, including a request of the Issuer related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a Taxing Jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (viii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any combination of the above items. For the avoidance of doubt, all payments in respect of this Global Security shall be made subject to any withholding or deduction required pursuant to FATCA, and the Issuer shall not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Global Security there is mentioned, in any context, the payment of any principal of (and premium, if any, on) or interest on any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Upon any exchange of a portion of this Global Security for a definitive Debt Security, the portion of the principal amount hereof so exchanged shall be endorsed by the Registrar on Schedule A hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent by manual signature, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

HSBC Holdings plc,
as Issuer

By
[•]

Dated: [•]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

The Bank of New York Mellon, London Branch,
as Trustee

By
[•]

Dated: [•]

REVERSE OF GLOBAL SECURITY

US$[•]

FLOATING RATE SENIOR UNSECURED NOTES DUE 2021

This Global Security is one of a duly authorized issue of Debt Securities issued and to be issued in one or more series under and governed by an Indenture dated as of August 26, 2009, by and among the Issuer, The Bank of New York Mellon, London Branch, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and HSBC Bank USA, National Association (“HBUS”), as registrar and paying agent (the “Base Indenture”) , as supplemented by a First Supplemental Indenture dated as of March 8, 2016 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Issuer, the Trustee and HBUS, as paying agent, registrar and calculation agent (the “Agent”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

Under the terms of the Indenture, the Debt Securities may be redeemed, as a whole but not in part, at the Issuer’s option, on not less than 30 nor more than 60 days’ notice, at any time at a redemption price equal to the principal amount thereof, together with accrued interest, if any, to the date fixed for redemption, if, at any time, the Issuer determines that:

(a) in making payment under the Debt Securities in respect of principal (or premium, if any) or interest the Issuer has or shall or would become obligated to pay Additional Amounts as provided in the Indenture and in this Global Security provided such obligation results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective after the Issue Date; or

(b) the payment of interest in respect of the Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or reenactment thereof for the time being) as a result of a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws, including a decision of any court, which change or amendment becomes effective on or after the Issue Date; provided, however that, in the case of (a) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such Additional Amounts were a payment in respect of the Debt Securities then due.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may on behalf of all the Holders waive any past Event of Default or any Default under the Indenture or the Debt Securities and its consequences except a default (i) in the payment of principal of (or premium, if any, on) or any installment of interest on any of the Debt Securities or (ii) in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders under the Indenture; provided that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Debt Security affected thereby. The Indenture also permits the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Security shall bind every future Holder of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security or such other Global Securities.

Subject to the terms of the Indenture, the Depositary may surrender this Global Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

By its acquisition of the Debt Securities represented by this Global Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) acknowledges, accepts, consents and agrees, notwithstanding any other term of the Debt Securities, the Indenture or any other agreements, arrangements or understandings between the Issuer and any Holder, to be bound by (a) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due into the Issuer’s or another Person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the Holder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of the Debt Securities or the Indenture; (iii) the cancellation of the Debt Securities; and/or (iv) the amendment or alteration of the Maturity of the Debt Securities or amendment of the amount of interest payable on the Debt Securities, or the interest payment dates, including by suspending payment for a temporary period; and (b) the variation of the terms of the Debt Securities or the Indenture, if necessary, to give effect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority. No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise. Moreover, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the Relevant UK Resolution Authority of its decision to exercise such power with respect to the Debt Securities.

“Amounts Due” means the principal amount of, and any accrued but unpaid interest, including any Additional Amounts, on, the Debt Securities. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

“UK Bail-in Power” means any write-down, conversion, transfer, modification or suspension power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the United Kingdom, relating to the transposition of the BRRD, including but not limited to the Banking Act and the instruments, rules and standards created thereunder, pursuant to which (i) any obligation of a Regulated Entity (or other affiliate of such regulated entity) can be reduced, cancelled, modified or converted into shares, other securities or other obligations of such Regulated Entity or any other person (or suspended for a temporary period); and (ii) any right in a contract governing an obligation of a Regulated Entity may be deemed to have been exercised.

“Regulated Entity” refers to any BRRD Undertaking as such term is defined under the PRA Rulebook promulgated by the PRA, as amended from time to time, which includes certain credit institutions, investment firms, and certain of their parent or holding companies.

“Relevant UK Resolution Authority” means any authority with the ability to exercise a UK Bail-in Power.

By its acquisition of the Debt Securities, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (i) acknowledges and agrees that the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; (ii) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities; and (iii) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority, the Trustee shall not be required to take any further directions from Holders under Section 5.11 (Control by Holders of Debt Securities) of the Indenture; and that the Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

Notwithstanding clause (iii) of the immediately preceding paragraph, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, the Debt Securities remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Debt Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent that the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however that notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, there shall at all times be a Trustee hereunder pursuant to, and in accordance with Section 6.09 of the Base Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Base Indenture, including to the extent no supplemental indenture or amendment to the Indenture is agreed upon pursuant to the Indenture in the event the Debt Securities remain outstanding following the completion of the exercise of the UK Bail-in Power.

It is the intention of the Issuer and the Trustee that the Issuer’s obligations to indemnify the Trustee in accordance with Section 6.07 of the First Supplemental Indenture shall survive any exercise of the UK Bail in Power by the Relevant UK Resolution Authority.

The exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not constitute an Event of Default or a Default.

In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Issuer and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Debt Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the Relevant UK Resolution Authority of the UK Bail-in Power.

Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities, the Issuer shall provide a written notice to the Holders through DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders and beneficial owners of the Debt Securities of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

Upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that results in the reduction or cancellation of all, or a portion, of the principal amount of this Global Security and/or the conversion of all, or a portion, of the principal amount of this Global Security into shares or other securities or other obligations of the Issuer or another person, the portion of the principal amount hereof so reduced, cancelled and/or converted shall be endorsed by the Registrar on Schedule B hereto. The principal amount hereof shall be reduced for all purposes by the amount so reduced, cancelled and/or converted.

By its acquisition of a Debt Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities) of the Debt Securities shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds the Debt Securities to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to the Debt Securities as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner, the Trustee and the Agent (and any other agent acting in connection with the relevant series of Debt Securities).

To the fullest extent permitted by law, the Holders and the Trustee, in respect of any claims of such Holders to payment of any principal, premium or interest in respect of the Debt Securities, by their acceptance of the Debt Securities, shall be deemed to have waived any right of set-off or counterclaim that such Holders or, as the case may be, the Trustee in such respect, might otherwise have.

ANY HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES) THAT ACQUIRES THE DEBT SECURITIES IN THE SECONDARY MARKET AND ANY SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS, ADMINISTRATORS, TRUSTEES IN BANKRUPTCY AND LEGAL REPRESENTATIVES OF ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES SHALL BE DEEMED TO ACKNOWLEDGE, AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED HEREIN TO THE SAME EXTENT AS THE HOLDERS OR BENEFICIAL OWNERS OF THE DEBT SECURITIES THAT ACQUIRE THE DEBT SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE DEBT SECURITIES RELATED TO THE UK BAIL-IN POWER.

The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

All terms used in this Global Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The First Supplemental Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

SCHEDULE A

EXCHANGES FOR DEFINITIVE DEBT SECURITIES

The following exchanges of parts of this Global Security for Definitive Debt Securities have been made:

Date Made	Principal amount exchanged for Definitive Debt Securities	Remaining principal amount following such exchange

SCHEDULE B

REDUCTION, CANCELLATION OR CONVERSION OF DEBT SECURITIES UPON THE

EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY

Date made	Principal amount reduced, cancelled and/or converted	Remaining principal amount following reduction, cancellation and/or conversion

B-12